Exhibit 10.18


                                                                EXECUTION COPY

                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of May 31, 2000, by and among HQ Global Holdings, Inc., a Delaware corporation (the "Company") and the investors listed on Schedule A attached hereto (the "Investors").

                                   RECITALS

         WHEREAS, the Company and FrontLine Capital Group ("FCG") have executed and delivered an exchange agreement, dated May 31, 2000 (the "Exchange Agreement"), pursuant to which FCG shall receive shares of preferred stock and warrants to purchase common stock of the Company in exchange for shares of common stock of the Company.

         WHEREAS, FCG, the Company (in the case of the purchase agreement with EOP Operating Limited Partnership) and the Investors have executed and delivered those certain purchase agreements (the "Purchase Agreements") pursuant to which the Investors have agreed to purchase an aggregate of 4,782,692 shares of Series A Convertible Preferred Stock of the Company (the "Series A Shares") and warrants to purchase an aggregate of 2,143,332 shares of voting common stock, par value $0.01 per share, of the Company (the "Warrants") for an aggregate purchase price of $195,000,000;

         WHEREAS, as an inducement to the Investors to consummate the transactions contemplated by the Purchase Agreements, the Company desires to grant to the Investors the registration rights set forth in this Agreement, subject to the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Affiliate(s)" shall have the meaning set forth in Rule 144 under the Securities Act.

         "Business Day" shall mean any day except Saturday, Sunday and any day on which banks in The City of New York are required or permitted by law or executive order to close.

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the voting common stock, $0.01 par value per share, of the Company.

         "Company" shall have the meaning set forth in the preamble to this Agreement.

         "Company Competitor" shall have the meaning set forth in the Stockholders' Agreement.

         "Demand Notice" shall have the meaning attributed to such term in
Section 2(a).

         "Eligible Sellers" shall mean the Investors and Investor Transferees at any applicable time owning beneficially or of record the Restricted Stock.

         "EOP" shall mean Equity Office Properties Trust.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Exchange Agreement" shall have the meaning set forth in the recitals to this Agreement.

         "FCG" shall have the meaning set forth in the recitals to this Agreement.

         "FUR" shall mean First Union Real Estate Equity and Mortgage
Investments.

         "Investors" shall have the meaning set forth in the preamble to this Agreement.

         "Investor Transferee" shall mean, with respect to any Investor, a transferee of Restricted Stock of such Investor if such transferee (i) has given the Company written notice at the time of or within a reasonable time after such transfer stating the name and address of such transferee and (ii) has executed and delivered to the Company an instrument in the form reasonably prescribed by the Company agreeing to be bound by the terms thereof and of this Agreement and the Stockholders' Agreement; provided, however, that the rights of an Investor under this Agreement shall not be assignable to any Company Competitor unless such assignment is in connection with the sale by an Investor of a majority of the Series A Shares held by it.

         "IPO" shall mean an initial public offering of securities of the Company.

         "Lock-Up Period" shall have the meaning set forth in Section 11 of this Agreement.

         "Mezzanine Security Holders" shall mean holders of mezzanine indebtedness or bridge financing of the Company as contemplated on the date hereof.

         "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Preferred Stock" shall mean the Series A Shares of the Company and any other convertible preferred stock issued by the Company from time to time.

         "Prospectus" shall mean the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         "register," "registered," and "registration" shall mean a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and, with respect to Section 4 hereof, pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis and the declaration or ordering of effectiveness of such Registration Statement(s) by the Commission.

         "Registration Expenses" shall mean all expenses incurred by the Company in complying with the Registration Provisions, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and the reasonable fees and disbursements of one counsel (selected by the holders of a majority of the shares to be included in the registration) for the sellers of Restricted Stock, but excluding any Selling Expenses.

         "Registration Provisions" shall mean Sections 2, 3, and 4 of this Agreement.

         "Registration Statement" shall mean any registration statement of the Company relating to the registration for resale of Restricted Stock that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         "Restricted Stock" shall mean the Series A Shares, the Series A Conversion Shares, the Warrants and the Warrant Conversion Shares, but excluding in each case such securities which have been (i) registered under the Securities Act pursuant to an effective Registration Statement filed thereunder and disposed of in accordance with the Registration Statement covering them or (ii) sold pursuant to Rule 144 or Rule 701 under the Securities Act.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Restricted Stock.

         "Series A Shares" shall have the meaning set forth in the recitals to this Agreement.

         "Series A Conversion Shares" shall mean the shares of Common Stock or other securities issued or issuable upon conversion of the Series A Shares.

         "Stockholders' Agreement" shall mean the Stockholders' Agreement, dated as of May 31, 2000 by and among FCG, the Company and certain holders of Series A Shares of the Company named therein.

         "Warrants" shall have the meaning set forth in the recitals to this Agreement.

         "Warrant Conversion Shares" shall mean the shares of Common Stock or other securities issued or issuable upon exercise of the Warrants.

2.       Required Registrations.

         (a) Commencing upon the expiration of the lock-up period relating to the IPO specified in the first sentence of Section 11, either of (i) EOP or its Investor Transferees or (ii) the holders of at least 30% of the Restricted Stock (on an "as converted" or "as if exercised" basis, as applicable) then owned beneficially or of record by the Investors and Investor Transferees of the Investors, other than EOP or its Investor Transferees, may request (the "Demand Notice") the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such Demand Notice, provided that the reasonably anticipated aggregate price to the public of such public offering would be at least $35,000,000.

         (b) Following receipt of a Demand Notice, the Company shall as soon as practicable notify the Eligible Sellers from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such Demand Notice from requesting holders, the number and type of shares of Restricted Stock specified in (x) such Demand Notice and (y) all notices received by the Company from other Eligible Sellers within 20 days after the giving of such notice by the Company. The Company shall be obligated to register Restricted Stock pursuant to this Section 2 on two occasions only; provided that EOP or its Investor Transferees shall have the right to initiate only one request pursuant to Section 2(a) and the holders of at least 30% of the Restricted Stock then owned beneficially or of record by the Investors and Investor Transferees of the Investors, other than EOP or its Investor Transferees, shall have the right to initiate only one request pursuant to
Section 2(a); provided further, however, that such obligation shall be deemed satisfied only when a Registration Statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and shall have remained continuously effective during the period of distribution (as specified in Section 5 hereof).

         (c) If the method of disposition of Restricted Stock pursuant to this
Section 2 shall be an underwritten public offering, the lead underwriter selected for such offering shall be (i) nationally recognized or (ii) mutually acceptable to the Company and a majority of the Eligible Sellers participating in the offering; provided, however, that any underwriting agreement the Company enters into pursuant to such selection shall contain commercially reasonable terms and fees.

         (d) The Company shall be entitled to include in any Registration Statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting Eligible Sellers, shares of Common Stock to be sold by the Company for its own account and shares of Common Stock to be sold by other security holders with incidental registration rights triggered by the receipt of a Demand Notice or filing of any Registration Statement in response thereto, except as and to the extent that, in the reasonable opinion of the lead underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would materially adversely affect the marketing of the Restricted Stock to be sold, then the number of shares that may be included in such underwritten public offering shall be allocated: first, to the Eligible Sellers pro rata among them in the proportion that the number of shares requested by each such Eligible Seller to be registered bears to the aggregate number of shares requested to be registered by all such Eligible Sellers; second, to the Company and the Mezzanine Security Holders pro rata among them in the proportion that the number of shares requested to be registered by the Company and each such Mezzanine Security Holder bears to the aggregate number of shares requested to be registered by the Company and all such Mezzanine Security Holders, and third, to the other security holders pro rata among them in the proportion that the number of shares requested to be registered by each such other security holder bears to the aggregate number of shares requested to be registered by all such other security holders. Subject to Section 2(b), except for Registration Statements on Form S-4, S-8 or any successor thereto, a shelf registration pursuant to Section 4 hereof or a shelf registration effected in favor of CarrAmerica Realty Corporation, the Company will not file with the Commission any other Registration Statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this
Section 2 until the completion of the period of distribution of the shares of Restricted Stock registered thereby. For all purposes of calculating pro rata or proportionate numbers of shares under this Agreement, such calculations shall be made on the basis of the number of shares of common stock to which a request relates (as determined on an "as converted" or "as if exchanged" basis, as applicable).

         (e) Following receipt of a notice from any holder of registration rights other than a Eligible Seller requesting that the Company file with the Commission a Registration Statement in respect of shares of capital stock of the Company held by such holder, the Company shall immediately notify the Eligible Sellers. The Eligible Sellers shall thereupon have the right to join in the request for registration of shares of Restricted Stock held by them and the terms and conditions applicable to such registration shall be the same as those set forth in Section 3, including, without limitation, the allocation procedure set forth in paragraph (b) of Section 3 (it being understood and agreed that no registration under this clause (e) shall constitute a demand for purposes of this Section 2).

3.       Incidental Registrations.

         (a) If the Company proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor thereto, or another form not available for registering the Restricted Stock for sale to the public), each such time the Company will give written notice to all Eligible Sellers of its intention so to do and of the proposed method of distribution of such securities (the "Company Registration Notice"). Upon the written request of any such Eligible Seller, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act.

         (b) If the Registration Statement as to which the Company gives notice under this Section 3 is for an underwritten offering, the Company shall so advise the Eligible Sellers. In such event, the right of any Eligible Seller to be included in a registration pursuant to this Section 3 shall be conditioned upon such Eligible Seller's participation in such underwriting and the inclusion of such Eligible Seller's Restricted Stock in the underwriting to the extent provided herein. All Eligible Sellers participating in an underwritten public offering pursuant to this Section 3 shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. An Eligible Seller may decline to participate in any offering at any time prior to entering into the underwriting agreement. Notwithstanding any other provision of the Agreement, if the Company proposes to register any of its securities under the Securities Act for its own account and the underwriter determines in good faith that marketing factors require a limitation of the number of securities to be underwritten, the number of shares that may be included in the underwriting pursuant to this Section 3 shall be allocated: first, to the Company; and second, on a pro rata basis among the Eligible Sellers and security holders other than the Eligible Sellers with incidental registration rights substantially equivalent to those set forth in this Section 3; provided, however, that, if such registration is pursuant to an initial public offering of Common Stock by the Company and none of FCG, CarrAmerica Realty Corporation, senior executive officers of the Company or any of their respective Affiliates is selling shares in such initial public offering, the number of shares that may be included in the underwriting shall be limited solely to shares of the Company. If the Company proposes to register for an underwritten offering (without the inclusion of any securities for the account of the Company in such underwritten offering) any of its securities under the Securities Act for the account of security holders other than the Eligible Sellers pursuant to required registration rights, and the Eligible Sellers elect to participate in such offering and the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated: first, on a pro rata basis among such other security holders in the proportion that the number of shares requested by each other security holder to be registered bears to aggregate number of shares requested to be registered by all such security holders; and second, on a pro rata basis among any Eligible Sellers and other security holders who elect to participate therein through such exercise of their incidental registration rights in the proportion that the number of shares requested to be registered by each such Eligible Seller or other security holder bears to the aggregate number of shares requested to be registered by all such Eligible Sellers and other security holders.

         (c) Notwithstanding the foregoing provisions, the Company may withdraw any Registration Statement referred to in this Section 3 which it initially proposed to file to register newly-issued securities for sale in its sole discretion without thereby incurring any liability to the holders of Restricted Stock, and the Eligible Sellers holding Restricted Stock included in the offering covered by such Registration Statement at the time of such withdrawal shall thereupon continue to be entitled to the registration rights under this Agreement in respect of such Restricted Stock.

4. Other Registrations. The Company shall file a separate "shelf" Registration Statement providing for the sale by the Eligible Sellers of all of their Restricted Stock within thirty (30) days after the consummation of the IPO and shall use its best efforts to have such Registration Statement declared effective by the SEC within 90 days after the consummation of the IPO. No Eligible Seller of Restricted Stock shall be entitled to include any of its Restricted Stock in any shelf Registration Statement pursuant to this Agreement unless and until such Eligible Seller furnishes to the Company in writing, within 5 Business Days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Eligible Sellers that would be required by the Commission to be included in such shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any shelf Registration Statement or Prospectus included therein. Each Eligible Seller agrees to furnish to the Company all information with respect to such Eligible Seller necessary to make the information previously furnished to the Company by such Eligible Seller not materially misleading.

         The Company will not permit any security holder (other than an Eligible Seller in accordance with the preceding paragraph or CarrAmerica Realty Corporation pursuant to a shelf registration statement to be filed in respect of CarrAmerica Realty Corporation) to make a demand for, or otherwise exercise, registration rights prior to the expiration of the lock-up period relating to the IPO specified in Section 11 except for incidental registration rights in connection with the shelf registration statement contemplated in the preceding paragraph of this Section 4. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any registration statement relating to its Common Stock other than the shelf registration statement contemplated in the preceding paragraph of this Section 4 and the shelf Registration Statement to be filed in respect of CarrAmerica Realty Corporation, whether for its own account or that of other stockholders, at any time prior to the date that is 85 days after the expiration of the lock-up period relating to the IPO specified in Section 11.

         Subject to Section 11(b), the Company agrees to use its best efforts to keep the shelf Registration Statement continuously effective and the Prospectus usable for resales until such time as the Restricted Stock may be sold pursuant to Rule 144 without regard to volume or manner of sale limitations; provided, however, that such obligation shall continue as to any Eligible Seller for as long as such Eligible Seller owns 3% or more of the Common Stock (on a fully diluted and "as converted" or "as if exercised" basis) or 5 years after the date such Restricted Stock has become freely transferable under Rule 144 without regard to volume or manner of sale limitations.

         The Company will, upon the effectiveness of a shelf Registration Statement, provide to each holder of shares of Restricted Stock a reasonable number of copies of the Prospectus which is a part of the shelf Registration Statement, and, at that time, notify each such holder that the shelf Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Restricted Stock. The Company further agrees to supplement or amend the shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such shelf Registration Statement or by the Securities Act or by any other rules or regulations thereunder for shelf registrations, and the Company agrees to furnish to the holders of shares of Restricted Stock subject to the shelf registration copies of any supplement or amendment to the Prospectus after its being used or filed with the Commission.

         A shelf Registration Statement will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Restricted Stock pursuant to such shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Restricted Stock pursuant to such shelf Registration Statement may legally resume. The Company will be deemed not to have used its reasonable best efforts to cause a shelf Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such shelf Registration Statement not being declared effective or that would result in the Eligible Sellers covered thereby not being able to offer and sell such Restricted Stock during that period, unless such action is required by applicable law. If the Company has not used its best efforts to maintain the effectiveness of a shelf Registration Statement and the offering of Registrable Stock pursuant to such Shelf Registration Statement therefore is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, then each day that the effectiveness of a shelf Registration Statement is suspended shall reduce on a day for day basis the 60 day period set forth in Section 11(b) applicable to the lock-up limitation in
Section 11.

         In the event that (i) an Eligible Seller notifies the Company of its intent to effect a sale pursuant to a shelf Registration Statement under this
Section 4 in an underwritten offering and one or more other security holders of the Company (including an Eligible Seller) also notifies the Company of its intent to effect a sale of securities pursuant to such shelf Registration Statement in an underwritten offering or (ii) a security holder other than an Eligible Seller provides notice of its intent to sell securities registered pursuant to the shelf Registration Statement in an underwritten offering and an Eligible Seller also notifies the Company of its intent to effect a sale of securities pursuant to such shelf Registration Statement and, in the case of either (i) or (ii), the underwriter, if any, determines in good faith that marketing factors require a limitation of the number of securities to be held in such offer, the number of shares that may be included in such offering (treating all such shares proposed to be sold as a single offering) shall be allocated: first, to the Eligible Sellers pro rata among them in the proportion that the number of shares (or, in the event shares convertible into, or exchangeable for, shares of Common Stock are proposed to be included in such offer, the Common Stock equivalents of such other securities) requested to be included in such offering by each such Eligible Seller bears to the aggregate number of shares requested to be included in such offering by all such Eligible Sellers; second, to the Company and the Mezzanine Security Holders pro rata among them in the proportion that the number of shares requested to be included in such offering by the Company and each such Mezzanine Security Holder bears to the aggregate number of shares requested to be included in such offering by the Company and all such Mezzanine Security Holders; and third, to the other security holders pro rata among them in the proportion that the number of shares requested to be included in such offering by each such other security holder bears to the aggregate number of shares requested to be included in such offering by all such other security holders.

5. Registration Procedures. If and whenever the Company is required by any Registration Provisions to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

         (a) use its best efforts to effect such registration to permit the sale of the Restricted Stock being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto prepare and file with the Commission a Registration Statement on any appropriate form under the Securities Act (which in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or other form of general applicability satisfactory to the underwriter selected as therein provided), which form shall be available for the sale of the Restricted Stock in accordance with the intended method or methods of distribution thereof for the period of the distribution contemplated hereby (determined as hereinafter provided) and otherwise in accordance with the provisions hereof;

         (b) use its reasonable best efforts to keep such Registration Statement continuously effective for the period of the distribution contemplated hereby (determined as hereinafter provided). Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (i) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) not to be effective and usable for resale of the Restricted Stock during the period required by this Agreement, the Company shall, subject to Section 11, file promptly an appropriate amendment to such Registration Statement or a supplement to the Prospectus, as applicable, curing such defect, and, in the case of an amendment, use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable;

         (c) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement continuously effective for the period of distribution as contemplated hereby (determined as hereinafter provided); cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement during the applicable period in accordance with the participating Eligible Sellers' intended method of disposition set forth in such Registration Statement for such period;

         (d) advise the participating Eligible Sellers promptly and, if requested by such Eligible Sellers, confirm such advice in writing, (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Restricted Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Restricted Stock under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

         (e) subject to Section 5(b) hereof, if any fact or event contemplated by Section 5(d)(iv) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Restricted Stock, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Eligible Sellers agree, upon receipt of notice by the Company of any fact or event contemplated by Section 5(d)(iv) hereof, forthwith to cease making offers and sales of Restricted Stock pursuant to such Registration Statement or deliveries of the Prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the Prospectus as may be necessary so that, as thereafter delivered to purchasers of such Restricted Stock, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (f) furnish to each participating Eligible Seller and to each underwriter, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which sections of such documents that are applicable to the participating Eligible Seller will be subject to the review and comment of such persons, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a participating Eligible Seller shall reasonably object within five Business Days after the receipt thereof;

         (g) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each participating Eligible Seller and to each underwriter, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such participating Eligible Seller may reasonably request;

         (h) make available for inspection upon reasonable notice during the Company's regular business hours by each participating Eligible Seller, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such Eligible Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Eligible Seller, underwriter, attorney, accountant or agent in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

         (i) if requested by the participating Eligible Sellers, promptly include in the Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such corrective, supplementary or like information as the participating Eligible Sellers may reasonably request to have included therein; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

         (j) furnish to each participating Eligible Seller and to each underwriter, without charge, such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

         (k) prior to any public offering of Restricted Stock, use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the underwriter reasonably shall request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Restricted Stock covered by the applicable Registration Statement; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction other than as to matters and transactions relating to the Registration Statement;

         (l) use its best efforts to list the Restricted Stock covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

         (m) use its best efforts to cause the disposition of the Restricted Stock covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Restricted Stock, subject to the proviso contained in clause (k) above;

         (n) in connection with any sale of Restricted Stock that will result in such securities no longer being Restricted Stock, cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold and not bearing any restrictive legends; and to register such Restricted Stock in such denominations and such names as the selling Investors may request at least two Business Days prior to such sale of Restricted Stock;

         (o) if the offering is underwritten and at the request of any participating Eligible Seller, enter into such agreements (including underwriting agreements) and make such reasonable representations and warranties and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Restricted Stock pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by the participating Eligible Seller in connection with any sale or resale pursuant to any applicable Registration Statement; in such connection, the Company shall upon request of any participating Eligible Seller, furnish (or in the case of clauses (ii) and (iii), use its best efforts to cause to be furnished) to such Eligible Seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) such documents and certificates as may be reasonably requested by the participating Eligible Sellers to evidence compliance with the applicable matters covered in this Section 5, (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (iii) an opinion, dated as of such date, of counsel representing the Company covering substantially the same matters with respect to such Registration Statement as are customarily covered in opinions of issuer's counsel delivered to underwriters with respect to similar registration statements in underwritten public offerings, addressed to the participating Eligible Sellers and the underwriters;

         (p) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable (but not sooner than the filing deadline of the last quarterly report included therein), a consolidated earnings statement meeting the requirements of Rule 158 of the Securities Act (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in Rule 158(c) under the Securities Act); and

         (q) provide promptly to the Investors, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or
Section 15(d) of the Exchange Act.

         For purposes of Sections 2(b) and (e), Section 3(b) and Section 4, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend from the first day of the public offering until the earlier of (i) one hundred eighty (180) days or
(ii) the date on which each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend from the first day of the public offering until the earlier of (i) 180 days or (ii) the date upon which the underwriter, if any, terminates the lock-up agreements applicable to such distribution, except with respect to any Registration Statement filed pursuant to Rule 415 under the Securities Act, in which case the Company shall use its reasonable best efforts to keep such Registration Statement effective until such time as the Restricted Stock may be sold pursuant to Rule 144 without regard to volume or manner of sale limitations; provided, however, that such obligation shall continue as to any Eligible Seller for as long as such Eligible Seller owns 3% or more of the Common Stock (on a fully diluted and "as converted" or "as if exercised" basis) or 5 years after the date such Restricted Stock has become freely transferable under Rule 144 without regard to volume or manner of sale limitations.

         In connection with each registration hereunder, the Eligible Sellers participating shall (a) provide such information and execute such documents as may reasonably be required under the Securities Act in connection with such registration, (b) agree to sell Restricted Stock on the basis provided in any underwriting arrangements and (c) complete and execute all customary and reasonable questionnaires, powers of attorney, indemnities, underwriting agreements and documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

         In connection with each registration pursuant to any Registration Provision covering an underwritten public offering, the Company and each participating Eligible Seller agree to enter into a written agreement with the lead underwriter in such form and containing such provisions as are customary and reasonable in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         The Company may not withdraw any Registration Statement referred to in Section 2 without the consent of the party or parties initiating the demand thereunder or any Registration Statement filed under Section 4 without the consent of EOP or its Investor Transferees and the holders of at least 30% of the Restricted Stock (on an "as converted" or "as if exercised" basis, as applicable) then owned beneficially or of record by the Investors and Investor Transferees of the Investors other than EOP or its Investor Transferees, which such consent shall not be unreasonably withheld, delayed or conditioned.

         6. Securities Laws. Each participating Eligible Seller agrees to use its best efforts to comply with all applicable provisions of the Securities Act and the Exchange Act including, but not limited to, the prospectus delivery requirements of the Securities Act, and to furnish to the Company information about sales made in such public offering; and agrees, subject to
Section 11, that the participating Eligible Sellers, upon receipt of telegraphic or written notice from the Company that the Company is required by law to correct or update the registration statement or prospectus, are prohibited from effecting sales of the Restricted Stock until the Company has completed the necessary correction or updating.

7. Expenses. The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Sections 2, 3 and 4 hereof. All Selling Expenses attributable to the sale of securities by Eligible Sellers in connection with each Registration Statement under any Registration Provision shall be borne by the participating Eligible Sellers in proportion to the number of shares sold by each, or by such participating Eligible Sellers as they may agree; and all Selling Expenses attributable to the sale of securities by the Company in connection with any Registration Provision shall be borne by the Company.

8.       Indemnification and Contribution.

         (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to any Registration Provision, the Company will indemnify and hold harmless each Eligible Seller thereunder and each underwriter of such Restricted Stock thereunder and each other Person, if any, who controls such Eligible Seller or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against any losses, claims, damages, liabilities or judgments, joint or several, (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments), to which such Eligible Seller, underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Investor, underwriter, each other Person, if any, who controls such Eligible Seller or underwriter within the meaning of the Securities Act or any prospective purchaser of Restricted Stock, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation by the Company of the Securities Act, and will pay the legal fees and other expenses of each such Eligible Seller, each such underwriter and each such controlling Person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable to any such Eligible Seller, such underwriter or such controlling person in any such case if and to the extent that any such loss, claim, damage, liability or judgment arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by any such Eligible Seller, any such underwriter or any such controlling Person, in each case, in writing specifically for use in such Registration Statement or Prospectus; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Eligible Seller or underwriter, or any person controlling such Eligible Seller or underwriter, from whom the person asserting any such losses, claims, damages, liabilities or judgments purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Eligible Seller or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

         (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to any Registration Provision, each Eligible Seller thereunder, severally and not jointly, will indemnify and hold harmless the Company, its directors and officers, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in Section 8(a) hereof, but only with reference to information relating to such Eligible Seller furnished in writing to the Company by such Eligible Seller expressly for use in any Registration Statement. In no event shall any Eligible Seller or its or their directors, officers or any Person who controls such Eligible Seller be liable or responsible for any amount in excess of the gross proceeds (after deducting underwriting discounts and selling commissions) received by such Eligible Seller with respect to its sale of Restricted Stock pursuant to a Registration Statement.

         (c) In case any action shall be commenced involving any Person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying Person") in writing; provided, however, that failure of an indemnified party to provide such notice shall not relieve an indemnifying Person of its obligations under this Section 8 if such failure does not materially and adversely affect the rights of such indemnifying Person. The indemnifying party may assume the defense of such action provided that the expenses of the indemnified party are reimbursed as they are incurred (including, without limitation, the payment of all fees and expenses of counsel to the indemnified party) and such indemnifying party has not failed to comply with any such reimbursement request. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been reasonably advised by its counsel that the representation of the indemnifying party and the indemnified party by the same counsel would be inappropriate due to actual or potential differing interests between the indemnifying party and the indemnified party or the availability of defenses to the indemnified party that may conflict with or contradict those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Eligible Sellers, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with the indemnifying party's written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) To the extent that the indemnification provided for in this
Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Eligible Seller, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Eligible Seller, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Eligible Seller, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments.

         The Company and each Eligible Seller agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Eligible Sellers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, no Eligible Seller, its or their directors or officers or any Person, if any, who controls such Eligible Seller shall be required to contribute, in the aggregate, any amount in excess of the gross proceeds (after deducting underwriting discounts and selling commissions) received by such Eligible Seller with respect to its sale of Restricted Stock pursuant to a Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Eligible Sellers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective shares of Restricted Stock held by each Eligible Seller hereunder and not joint.

9. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

10. Rule 144 Reporting and Rule 144A Information. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Restricted Stock without registration, the Company will:

         (a) at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective:

             (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; and

            (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

         (b) at any time, at the request of any Eligible Seller, make available to such Eligible Seller, and to any prospective transferee of Preferred Stock or shares of Restricted Stock the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

11. Lock-Up Period Agreements. (a) In connection with the IPO, the Eligible Seller agrees, and the Eligible Seller shall secure the agreement of any transferee therefrom, upon request of the lead underwriter, not to sell or otherwise transfer or dispose of any Common Stock of the Company (other than to an Affiliate of the Eligible Seller or another holder of Series A Preferred Shares or, in the case of FUR, a liquidating trust) for a period following the effective date of a registration statement of the Company filed under the Securities Act with respect to such offering equal to the shortest of (i) the lock-up period applicable to (a) FCG, (b) CarrAmerica Realty Corporation (so long as it owns in excess of 9% of the outstanding shares of Common Stock),
(c) holders of Series A Preferred Shares, (d) senior executive officers of the Company and (E) the Mezzanine Security Holders and (ii) six (6) months.

         (b) The Company shall be permitted to suspend sales of Common Stock for up to 60 consecutive days from the period commencing on the termination of the period referred to in the preceding sentence and ending on the one year anniversary of such initial public offering and thereafter for up to 60 consecutive days on not more than two occasions in any twelve month period if:
(i) the Registration Statement is no longer effective or the Prospectus is no longer usable for resales due to a good faith determination by the Board of Directors of the Company that the sale of Common Stock pursuant to the Registration Statement would require disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential (but which the Company agrees to publicly disclose at the earliest time that the Company in its good faith judgment deems prudent), or
(ii) an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the good faith judgment of the Company's Board of Directors based on the advice of counsel, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that under these circumstances the Company shall use its best efforts to cause the Prospectus to amended, modified or supplemented as promptly as reasonably practicable so as not to include such an untrue statement or omit such a material fact and, provided, further that the maximum number of days that the Company may suspend sales in any twelve month period under any suspension right owing to circumstances set forth in this clause (ii) shall be 120 days. No suspension may commence fewer than 90 days following (i) expiration of a preceding suspension, or (ii) conclusion of the lock-up following the IPO and the Eligible Sellers shall not be subject to any suspension of sales or lockup period in connection with any public offering of securities other than the lockup period relating to the IPO specified in this Section 11. No lock-up period agreement shall apply under this Section 11 to any public offering unless each senior executive officer of the Company shall enter into the same lock-up period agreement or a lock-up period agreement more favorable to the Company in respect of such public offering.

12.      Miscellaneous.

         (a) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, Investor Transferees; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Restricted Stock in violation of the terms hereof or of the Exchange Agreements or the Stockholders' Agreement; provided, further, that the rights of the Investors hereunder shall not be assignable to any Company Competitor unless such assignment is in connection with the sale by the Investors of a majority of the Restricted Stock held by the Investors and notice of such assignment and the identity of such transferee is provided to the Company. If any transferee of any Investor shall acquire Restricted Stock in any manner, whether by operation of law or otherwise, such Restricted Stock shall be held subject to all of the terms of this Agreement, and by taking and holding such Restricted Stock such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreements and Stockholders' Agreement, and such Person shall be entitled to receive the benefits hereof.

         (b) Remedies. Each party to this Agreement acknowledges and agrees that any failure by such party to comply with such party's obligations hereunder may result in material irreparable injury to the other parties hereto for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the other parties may seek such relief as may be required to specifically enforce the breaching party's obligations hereunder. Each party further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier with confirmation and followed promptly by hard copy in accordance with this provision, or courier guaranteeing reasonably prompt delivery and recognized for high quality service:

        (i)      if to the Company, at

                           HQ Global Holdings, Inc.
                           15950 N. Dallas Parkway
                           Suite 350
                           Dallas, TX  75248
                           Attention:  General Counsel
                           Tel:  972-361-8100
                           Fax:  972-361-8216

                  with copies to:

                           FrontLine Capital Group
                           1350 Avenue of the Americas
                           New York, NY 10019
                           Attention:  Jason M. Barnett, Esq.
                                       General Counsel
                           Tel:  212-931-8000
                           Fax:  212-931-8001

                           Brown & Wood LLP
                           One World Trade Center
                           New York, NY  10048

                           Attention:  Edward F. Petrosky, Esq.
                                       J. Gerard Cummins, Esq.
                           Tel:  212-839-5300
                           Fax:  212-839-5599

     (ii) if to the Investors: at the addresses listed on Schedule A attached hereto.

or, in any case, at such other address or addresses as shall have been furnished in writing by one party to the other parties in accordance with the provisions of this Section 12(c).

         All such notices and communications shall be deemed to have been duly given: at the time delivered, if delivered by hand, telex or by courier; five
(5) business days after being deposited in the mail, if mailed; and when receipt acknowledged, if telecopied.

         (d) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules thereof, applicable to contracts made and to be performed within such State.

         (e) Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts). Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

         (f) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Investors hereunder do not conflict in any material respect with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (g) Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Restricted Stock (on an "as converted" or "as if exercised" basis, as applicable), enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2(a) or any underwritten offering under Section 4, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration or underwritten offer only to the extent that the inclusion of such securities will not reduce the amount of Restricted Stock of the Eligible Sellers that are included or (b) to demand registration of their securities, prior to the Company's satisfaction of the Investors' rights under Section 2(a) of this Agreement. The Company shall not grant the Mezzanine Security Holders any incidental registration rights with respect to any shelf registration statement for CarrAmerica Realty Corporation that is declared effective on or prior to the date that is 85 days after the expiration of the lock-up period in respect of the IPO specified in Section 11.

         (h) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless (i) in the case of this
Section 12(h), the Company has obtained the written consent of each Eligible Seller, and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of the Eligible Sellers holding at least 62.5% of the outstanding shares of Restricted Stock (excluding Restricted Stock held by the Company or any of its Affiliates).

         (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

         (j) Expiration. The rights granted herein with respect to any Eligible Seller shall continue with respect to each of the Series A Shares, the Series A Conversion Shares, the Warrants and the Warrant Conversion Shares until such time as all of each such type of Restricted Stock held by such Eligible Seller may be sold pursuant to Rule 144 promulgated under the Securities Act without regard to volume or manner of sale limitations; provided, however, that such obligation shall continue as to any Eligible Seller for as long as such Eligible Seller owns 3% or more of the Common Stock (on a fully diluted and "as converted" or "as if exercised" basis) or 5 years after the date such Restricted Stock has become freely transferable under Rule 144 without regard to volume or manner of sale limitations. The provisions of Sections 7, 8 and 12 shall continue without limit.

         (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (l) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement unless the effect thereof would be to alter materially the effect of this Agreement, and this Agreement (if not so altered) shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         (m) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy on the part of any party upon any breach or default of any party to this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party of any breach or default under this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies either under this Agreement, or by law otherwise afforded to any party, shall be cumulative and not alternative.

         (n) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Restricted Stock. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              HQ GLOBAL HOLDINGS, INC.

                              By:   /s/ Jill B. Louis
                                 ---------------------------------------------
                                 Name:   Jill B. Louis
                                 Title:  Vice President, General Counsel
                                         and Secretary


                              SERIES A HOLDERS

                              EOP OPERATING LIMITED PARTNERSHIP

                              By:  Equity Office Properties Trust,
                                   Its managing general partner

                              By:    /s/ Stanley M. Stevens
                                 ---------------------------------------------
                                 Name:   Stanley M. Stevens
                                 Title:  Executive Vice President and
                                         Chief Legal Counsel


                              FORTRESS HQ LLC

                              By:    /s/ Jonathan Ashley
                                 ---------------------------------------------
                                 Name:   Jonathan Ashley
                                 Title:  Vice President


                              STICHTING PENSIOENFONDS ABP

                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                              FIRST UNION REAL ESTATE EQUITY
                                    AND MORTGAGE INVESTMENTS

                              By:   /s/ Brenda J. Mixson
                                 ---------------------------------------------
                                 Name:   Brenda J. Mixson
                                 Title:  Chief Financial Officer

                              CIBC WMC INC.

                              By:    /s/ Richard White
                                 ---------------------------------------------
                                 Name:   Richard White
                                 Title:  Managing Director


                              CIBC EMPLOYEE PRIVATE EQUITY FUND PARTNERS

                              By:    /s/ Richard White
                                 ---------------------------------------------
                                 Name:   Richard White
                                 Title:  Managing Director



                              AEW TARGETED SECURITIES FUND, L.P.

                              By:
                                 ---------------------------------------------


                                 By:  AEW TSF, L.L.C., its General Partner

                                 By:  AEW TSF, Inc., its Managing Member

                                 By:    /s/ Michael J. Buckley
                                    ------------------------------------------
                                    Name:   Michael J. Buckley
                                    Title:  Vice President


                              AEW TARGETED SECURITIES FUND II, L.P.

                              By:
                                 ---------------------------------------------


                                 By:  AEW TSF II, L.L.C., its General Partner

                                 By:  AEW TSF, Inc., its Managing Member


                                 By:    /s/ Michael J. Buckley
                                    ------------------------------------------
                                    Name:   Michael J. Buckley
                                    Title:  Vice President

                              BLACKACRE CAPITAL PARTNERS, L.P.,
                              a Delaware limited partnership,


                              By: Old Stand Real Estate, LLC
                              a Delaware limited liability company,
                              General Partner

                              By:    /s/ Jeffrey B. Citrin
                                 ---------------------------------------------
                                 Name:   Jeffrey B. Citrin
                                 Title:  President

                                                     or

                                 Name:   Stephen Feinberg
                                 Title:  Managing Member

                                                     or

                                 Name:   J. Ezra Merkin
                                 Title:  Managing Member

                              PARIBAS NORTH AMERICA, INC.

                              By:    /s/ Donna Kiernan
                                 ---------------------------------------------
                                 Name:   Donna Kiernan
                                 Title:  Chief Financial Officer

                                  Schedule A

              Name of Investor                   Address for Notices
EOP Operating Limited Partnership     EOP Operating Limited Partnership
                                      Suite 2100
                                      Two North Riverside Plaza
                                      Chicago, Illinois 60606
                                      Attention: Chief Legal Counsel

Fortress HQ LLC                       Fortress Investment Group LLC
                                      1301 Avenue of the Americas, 42nd Floor
                                      New York, New York 10019
                                      Attn: Chief Financial Officer

                                      with copies to:
                                      Sullivan & Cromwell
                                      125 Broad Street
                                      New York, New York 10004
                                      Attn: Gary Israel
                                            Gerald D. Shepherd

Stichting Pensioenfonds ABP

First Union Real Estate               First Union Real Estate Equity and
Equity and Mortgage Investments       Mortgage Investments
                                      551 Fifth Avenue, Suite 1416
                                      New York, New York 10176
                                      Attn: Chief Financial Officer

                                      Gotham Partners Management Co., LLC
                                      110 East 42nd Street, 18th Floor
                                      New York, New York 10017
                                      Attn: William A. Ackman

                                      with copies to:
                                      Sullivan & Cromwell
                                      125 Broad Street
                                      New York, New York 10004
                                      Attn: Gary Israel
                                            Gerald D. Shepherd


CIBC WMC Inc.

CIBC Employee Private Equity
Fund Partners

AEW Targeted Securities               AEW Targeted Securities Fund, L.P.
Fund, L.P.                            c/o AEW Capital Management, LP
                                      225 Franklin Street
                                      Boston, MA 02110

AEW Targeted Securities Fund II, L.P. AEW Targeted Securities Fund II, L.P.
                                      c/o AEW Capital Management, LP
                                      225 Franklin Street
                                      Boston, MA 02110

Blackacre Capital Partners, L.P.,

Paribas North America, Inc.